UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-4503

				    Tax-Free Trust of Arizona
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	6/30

				Date of reporting period:	6/30/04

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL
REPORT
JUNE 30, 2004

                          A TAX-FREE INCOME INVESTMENT

[Logo of Tax-Free Trust of Arizona: eagle sitting on top of flag above the words "TAX-FREE TRUST OF ARIZONA(R)"]


[Logo of the Aquila                ONE OF THE
Group of Funds:             AQUILA(SM) GROUP OF FUNDS
an eagle's head]

[Logo of Tax-Free Trust of Arizona: eagle sitting on top of flag above the words "TAX-FREE TRUST OF ARIZONA(R)"]

                SERVING ARIZONA INVESTORS FOR MORE THAN 15 YEARS

                            TAX-FREE TRUST OF ARIZONA
                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      The financial markets reversed course over the past twelve months with equities rebounding and the three-year bull market in bonds coming to an end. With interest rates entering last July near forty year lows and stronger economic growth leading to solid corporate earnings, fixed income returns were generally flat for the 12-month period. The scorecard for the fiscal year ending June 30, 2004: the Dow Jones average increased 18.6%, the NASDAQ increased by 26.8%, the ten year Treasury yield increased from 3.51% to 4.60% and ten-year municipals increased from 3.35% to 4.10%. As bond prices decline when interest rates increase, the price decline for the ten-year Treasury was approximately 7.9%. Increased volatility in particular hurt bond investors as rates increased dramatically in July 2003, and then again in the spring of 2004. In both instances, expectations of a robust economy and pending inflationary pressures pushed interest rates higher. As a refresher, the benchmark ten-year Treasury jumped from a yield of 3.55% to 4.41% during July 2003. Likewise, yields again moved higher as the "jobless recovery" appeared to come to an end with robust employment gains in March and April 2004. Ten-year Treasury yields jumped over a full 1% to 4.88% from March 31, 2004 to May 13, 2004 before declining to the 4.60% level at fiscal year end.

      In between these two periods of rising interest rates, yields stayed within a narrow range, as measured by the ten-year Treasury range of 4.00% to 4.40%. Throughout the twelve-month period, the market maintained an abnormally steep yield curve where rates for short-term maturities were considerably less than yields on long-term maturities. Accepting the consensus view of rising interest rates, we limited purchases to maturities of ten to fifteen years versus thirty-year bonds in order to moderate price swings from interest rate changes. Our duration (a measure of price sensitivity to interest rate change) for most of the time period was between five and five and one-half years which was fairly defensive. To maintain income, the majority of purchases were 5% to 5.25% coupon bonds at prices above par.

      During this uncertain time, the Trust's Class A share price (net asset value) declined from $11.08 to $10.64, or a 3.97% decline. Income distributed for the twelve months ended June 30th equaled $0.435 per share. The range of the share net asset value was a high of $11.19 on March 17, 2004 and a low of $10.53 on May 13, 2004.

     As one would expect, the assets of the Trust declined for the first time in three years. Assets dropped from $486.4 million to $426.9 million, with the change in share value representing about $19.3 million of the decline and fund outflows accounted for the remaining $40.2 million. Outflows were particularly steep in August 2003 and May 2004 following the increase in yields and a downward spike in the Trust's share value. Again this year, we struggled to maintain income as bond calls and maturities took away some of our higher coupon holdings. However, we feel the Class A share dividend paid of $0.435 per share compares favorably with last years' $0.449 per share amount. We made no compromise in the Trust's credit quality as the majority of the portfolio continues to be rated AA or better. Interestingly the percentage of shareholders reinvesting dividends on a monthly basis continues to rise.

      The issuance of Arizona municipals remains strong. In fact, the issuance of debt by Arizona municipalities increased by 25% during the first six months of 2004 versus the first six months of 2003. Moreover, issuance is on a record setting pace of nearly $9.0 billion, which would surpass the previous record level of approximately $7.7 billion in 2002. The increased issuance is reflective of the growth for the State and the need to provide housing, schools, transportation and essential services to an expanding populace.

      For the coming year we expect much of the same. Expectations will lean toward higher interest rates. The Federal Reserve increased the Fed Funds rate on June 30, 2004 from 1% to 1.25%, the first increase in four years. It is widely expected that future increases are forthcoming to eliminate an easy monetary policy. We believe the effect will primarily be to "flatten" the yield curve where short-term rates rise more than longer-term rates. We expect economic concerns to shift slightly from growth and employment to inflation fears and deficit concerns. Election uncertainty and the ongoing fear of terrorist attacks should, in our view, temper the stock market and help keep yields in check. As such, we expect to maintain our course of keeping the Trust's duration on the shorter more defensive side to minimize price volatility. New purchases will seek to continue to emphasize high credit stability as well as income.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Trust of Arizona for the 10-year period ended June 30, 2004 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[THE FOLLOWING INFORMATION WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

                                                                                      Lehman Brothers
            Cost of Living      Trust's Class A Shares     Trust's Class A Shares   Quality Intermediate
                Index              With Sales Charge        Without Sales Charge    Municipal Bond Index
6/94           $10,000                  $10,000                     $ 9,600                 $10,000
6/95           $10,304                  $10,897                     $10,465                 $10,799
6/96           $10,588                  $11,298                     $10,850                 $11,399
6/97           $10,831                  $12,233                     $11,748                 $12,178
6/98           $11,014                  $13,173                     $12,650                 $13,025
6/99           $11,230                  $13,428                     $12,895                 $13,419
6/00           $11,649                  $13,719                     $13,175                 $13,960
6/01           $12,027                  $14,918                     $14,326                 $15,194
6/02           $12,155                  $15,861                     $15,231                 $16,250
6/03           $12,412                  $17,271                     $16,585                 $17,521
6/04           $12,818                  $17,170                     $16,488                 $17,581

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        FOR PERIODS ENDED JUNE 30, 2004
                                                       ---------------------------------
                                                                                               SINCE
                                                       1 YEAR       5 YEARS      10 YEARS    INCEPTION
                                                       ------       -------      --------    ---------
Class A (3/13/86)
   With Sales Charge.............................      (4.03)%        4.12%        5.13%       6.29%
   Without Sales Charge..........................      (0.04)         4.98         5.55        6.53

Class C (4/1/96)
   With CDSC.....................................      (1.85)         4.07          n/a        4.36
   Without CDSC..................................      (0.89)         4.07          n/a        4.36

Class Y (4/1/96)
   No Sales Charge...............................       0.12          5.16          n/a        5.66

Lehman Index.....................................       0.34          5.55         5.80        6.28*   (Class A)
                                                                                    n/a        5.45**  (Class C&Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to federal and state income taxes and/or the federal alternative minimum tax. Past performance is not predictive of future investment results.

*     From commencement of the index on 1/1/87.

**    From commencement of operations on 4/1/96.

--------------------------------------------------------------------------------

KPMG

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tax-Free Trust of Arizona:

      We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Arizona, including the schedule of investments, as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Arizona as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                             KPMG LLP

New York, New York
August 18, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            TAX-FREE TRUST OF ARIZONA
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                                         RATING
    FACE                                                                                MOODY'S/
   AMOUNT      GENERAL OBLIGATION BONDS (27.4%)                                            S&P                VALUE
------------   -----------------------------------------------------------------        ---------          ------------
               Apache Co. Unified School District No. 1 (St. John's)
$    500,000        4.800%, 7/01/04 ............................................        Baa3/NR            $    500,000
               Bullhead City Parkway Improvement District
     965,000        6.100%, 1/01/11 ............................................        Baa2/NR                 981,646
     920,000        6.100%, 1/01/12 ............................................        Baa2/NR                 935,419
               Coconino Co. Unified School District No. 1 (Flagstaff)
   2,000,000        5.500%, 7/01/09 AMBAC Insured ..............................        Aaa/AAA               2,091,860
               Gilbert, Arizona
   1,920,000        5.000%, 7/01/17 AMBAC Insured ..............................        Aaa/AAA               1,998,010
   1,000,000        5.000%, 7/01/18 AMBAC Insured ..............................        Aaa/AAA               1,035,740
               Gilbert Improvement District No. 19
     620,000        5.200%, 1/01/23 ............................................        A3/A-                   622,282
               Glendale, Arizona
   1,500,000        5.000%, 7/01/16 ............................................        Aa2/AA                1,571,070
               Goodyear Utility District No. 1
   1,255,000        5.350%, 7/15/28 ............................................        NR/A                  1,182,260
               Graham Co. Unified School District No. 1 (Safford)
     300,000        5.000%, 7/01/10 FGIC Insured ...............................        Aaa/NR                  312,318
               Graham Co. Unified School District No. 4 (Thatcher)
     400,000        5.000%, 7/01/10 FSA Insured ................................        Aaa/NR                  424,220
     400,000        4.750%, 7/01/12 FSA Insured ................................        Aaa/NR                  421,364
               LaPaz Co. Unified School District No. 27 (Parker)
     800,000        6.000%, 7/01/05 ............................................        Baa2/NR                 817,096
               Maricopa Co. Elementary School District
                  No. 1 (Phoenix)
     250,000        5.800%, 7/01/10 FSA Insured ................................        Aaa/AAA                 255,000
               Maricopa Co. Elementary School District No. 3
                  (Tempe)
   1,025,000        5.500%, 7/01/14 FGIC Insured (pre-refunded) ................        Aaa/AAA               1,144,618
     500,000        5.600%, 7/01/15 FGIC Insured (pre-refunded) ................        Aaa/AAA                 560,640
               Maricopa Co. Elementary School District No. 6
                  (Washington)
   1,000,000        5.375%, 7/01/13 FSA Insured ................................        Aaa/AAA               1,108,500
   1,695,000        5.000%, 7/01/17 FSA Insured (pre-refunded) .................        Aaa/AAA               1,843,382
     805,000        5.000%, 7/01/17 FSA Insured ................................        Aaa/AAA                 841,636
               Maricopa Co. Elementary School District No. 68
                  (Alhambra)
$  3,000,000        5.500%, 7/01/14 FSA Insured ................................        Aaa/NR             $  3,354,360
               Maricopa Co. High School District No. 210
                  (Phoenix Union)
   1,300,000        5.500%, 7/01/17 (pre-refunded) .............................        Aa3/AA                1,400,386
   2,245,000        5.000%, 7/01/23 FSA Insured ................................        Aaa/AAA               2,282,065
               Maricopa Co. High School District No. 213 (Tempe)
     295,000        6.000%, 7/01/12 FGIC Insured ++ ............................        Aaa/AAA                 297,950
               Maricopa Co. High School District No. 216 (Agua Fria)
   1,100,000        5.125%, 7/01/15 FSA Insured ................................        Aaa/NR                1,178,903
   1,025,000        5.125%, 7/01/16 FSA Insured ................................        Aaa/NR                1,092,978
               Maricopa Co. School District No. 4 (Mesa)
   1,150,000        5.400%, 7/01/09 FSA Insured (pre-refunded) .................        Aaa/AAA               1,236,584
               Maricopa Co. School District No. 8 (Osborn)
   1,945,000        6.100%, 7/01/05 ............................................        A1/A                  2,027,740
     500,000        5.875%, 7/01/14 FGIC Insured ...............................        Aaa/AAA                 537,155
               Maricopa Co. Unified School District No. 9
                  (Wickenburg)
   1,030,000        5.600%, 7/01/15 AMBAC Insured (pre-refunded) ...............        Aaa/AAA               1,119,775
               Maricopa Co. Unified School District No. 11 (Peoria)
     880,000        6.100%, 7/01/10 AMBAC Insured (pre-refunded) ...............        Aaa/AAA                 888,800
   1,120,000        6.100%, 7/01/10 AMBAC Insured ..............................        Aaa/AAA               1,131,200
   2,345,000        5.250%, 7/01/13 FGIC Insured (pre-refunded) ................        Aaa/AAA               2,591,788
     635,000        4.800%, 7/01/15 FGIC Insured (pre-refunded) ................        Aaa/AAA                 685,355
   1,365,000        4.800%, 7/01/15 FGIC Insured ...............................        Aaa/AAA               1,415,805
               Maricopa Co. Unified School District No. 41 (Gilbert)
   2,500,000        6.250%, 7/01/15 FSA Insured ................................        Aaa/AAA               2,778,275
               Maricopa Co. Unified School District No. 48
                  (Scottsdale)
   1,150,000        5.250%, 7/01/13 (pre-refunded) .............................        Aa2/AA                1,271,026
               Maricopa Co. Unified School District No. 69
                  (Paradise Valley)
   2,400,000        5.800%, 7/01/09 AMBAC Insured ..............................        Aaa/AAA               2,685,456
   1,000,000        5.300%, 7/01/11 MBIA Insured ...............................        Aaa/AAA               1,100,930
               Maricopa Co. Unified School District No. 89 (Dysart)
$  1,500,000        5.000%, 7/01/23 FSA Insured ................................        NR/AAA             $  1,512,900
               Maricopa Co. Unified School District No. 90
                  (Saddle Mountain)
   1,200,000        5.000%, 7/01/13 ............................................        Baa2/NR               1,220,532
               Maricopa Co. Unified School District No. 98
                  (Fountain Hills)
   1,000,000        5.750%, 7/01/12 AMBAC Insured (pre-refunded) ...............        Aaa/AAA               1,050,790
               Mesa, Arizona
   1,500,000        6.500%, 7/01/11 FGIC Insured (pre-refunded) ................        Aaa/AAA               1,730,940
   1,000,000        5.000%, 7/01/17 FGIC Insured ...............................        Aaa/AAA               1,085,220
   2,000,000        5.000%, 7/01/19 FGIC Insured ...............................        Aaa/AAA               2,055,000
               Mohave Co. Unified School District No. 1
                  (Lake Havasu)
   1,000,000        4.900%, 7/01/13 FGIC Insured (pre-refunded) ................        Aaa/AAA               1,086,840
   1,000,000        4.700%, 7/01/14 FSA Insured ................................        Aaa/AAA               1,052,950
               Navajo Co. Unified School District No. 10 (Show Low)
   1,000,000        5.250%, 7/01/16, FGIC Insured (pre-refunded) ...............        Aaa/NR                1,086,430
               Navajo Co. Unified School District No. 32 (Blue Ridge)
     915,000        5.900%, 7/01/08 FSA Insured (pre-refunded) .................        Aaa/AAA                 933,300
     750,000        5.000%, 7/01/13 FSA Insured ................................        Aaa/AAA                 810,255
     640,000        5.800%, 7/01/14 FGIC Insured (pre-refunded) ................        Aaa/AAA                 693,146
               Peoria, Arizona
     850,000        5.500%, 4/01/16 FGIC Insured ...............................        Aaa/AAA                 911,659
               Phoenix, Arizona
   4,095,000        5.000%, 7/01/14 ............................................        Aa1/AA+               4,375,467
   1,000,000        6.250%, 7/01/16 ............................................        Aa1/AA+               1,193,600
   1,600,000        4.750%, 7/01/16 ............................................        Aa1/AA+               1,650,080
   1,240,000        6.250%, 7/01/17 ............................................        Aa1/AA+               1,482,792
   1,000,000        5.375%, 7/01/20 ............................................        Aa1/AA+               1,069,220
   3,250,000        5.375%, 7/01/25 ............................................        Aa1/AA+               3,382,210
               Pima Co. Unified School District No. 6 (Marana)
   1,000,000        5.250%, 7/01/15 FGIC Insured (pre-refunded) ................        Aaa/AAA               1,109,330
               Pima Co. Unified School District No. 8 (Flowing Wells)
   1,090,000        5.900%, 7/01/13 (pre-refunded) .............................        A3/NR                 1,181,505
               Pima Co. Unified School District No. 10 (Amphitheater)
$  3,000,000        4.500%, 7/01/10 FSA Insured ................................        Aaa/AAA            $  3,170,700
   2,150,000        5.100%, 7/01/11 FGIC Insured (pre-refunded) ................        Aaa/AAA               2,343,091
               Pinal Co. High School District No. 82 (Casa Grande)
   1,355,000        5.000%, 7/01/10 FSA Insured ................................        Aaa/AAA               1,468,468
               Pinewood Sanitary District
     605,000        6.500%, 7/01/09 ............................................        NR/NR*                  618,770
               Prescott, Arizona
   1,120,000        4.500%, 7/01/12 FGIC Insured ...............................        Aaa/AAA               1,148,067
   1,000,000        4.500%, 7/01/13 FGIC Insured ...............................        Aaa/AAA               1,017,140
               Prescott Valley Sewer Collection Improvement District
     365,000        7.900%, 1/01/12 ............................................        NR/BBB-                 381,691
               Scottsdale, Arizona
     825,000        5.500%, 7/01/12 ............................................        Aaa/AAA                 922,630
   2,350,000        6.000%, 7/01/13 (pre-refunded) .............................        Aaa/AAA               2,657,967
   1,910,000        5.375%, 7/01/17 ............................................        Aaa/AAA               2,074,642
   1,050,000        5.750%, 7/01/18 (pre-refunded) .............................        Aaa/AAA               1,175,569
   3,140,000        5.000%, 7/01/19 ............................................        Aaa/AAA               3,281,174
   1,170,000        5.000%, 7/01/21 ............................................        Aaa/AAA               1,205,931
   2,825,000        5.500%, 7/01/22 (pre-refunded) .............................        Aaa/AAA               3,130,495
               Show Low Improvement District No. 6
     975,000        6.000%, 1/01/18 ACA Insured ................................        NR/A                  1,019,167
               Tempe, Arizona
   1,015,000        5.400%, 7/01/11 ............................................        Aa1/AA+               1,128,284
   2,070,000        4.500%, 7/01/14 ............................................        Aa1/AA+               2,114,671
     545,000        4.600%, 7/01/15 ............................................        Aa1/AA+                 561,895
   1,000,000        5.000%, 7/01/18 ............................................        Aa1/AA+               1,032,330
   1,000,000        5.000%, 7/01/19 ............................................        Aa1/AA+               1,036,620
               Tucson, Arizona
   1,000,000        5.250%, 7/01/15 ............................................        Aa2/AA                1,054,140
   1,760,000        5.250%, 7/01/19 ............................................        Aa2/AA                1,839,130
   2,150,000        5.750%, 7/01/20 (pre-refunded) .............................        Aa2/AA                2,326,450
               Yavapai Co. Unified School District No. 22 (Humboldt)
   1,825,000        5.600%, 7/01/14 MBIA Insured (pre-refunded) ................        Aaa/AAA               1,969,467
                                                                                                           ------------
                    Total General Obligation Bonds .............................                            117,076,247
                                                                                                           ------------
                                                                                         RATING
    FACE                                                                                MOODY'S/
   AMOUNT      REVENUE BONDS (69.5%)                                                       S&P                VALUE
------------   -----------------------------------------------------------------        ---------          ------------
               AIRPORT REVENUE BONDS (3.7%)
               Phoenix Airport Authority Revenue Bonds
$  1,795,000        6.300%, 7/01/10 AMT, MBIA Insured ..........................        Aaa/AAA            $  1,839,193
     565,000        6.400%, 7/01/12 AMT, MBIA Insured ..........................        Aaa/AAA                 578,955
               Phoenix Civic Improvement Corp. Airport
                  Revenue Bonds
     600,000        5.250%, 7/01/08 AMT ........................................        Aa2/AAA                 641,052
   1,890,000        6.300%, 7/01/14 ............................................        Aa2/AA+               1,936,740
   3,600,000        5.000%, 7/01/17 FSA Insured ................................        Aaa/AAA               3,721,788
   2,500,000        5.250%, 7/01/27 AMT, FGIC Insured ..........................        Aaa/AAA               2,514,550
               Tucson Municipal Airport Authority
   3,060,000        5.000%, 6/01/11 FSA Insured ................................        Aaa/AAA               3,273,343
   1,000,000        5.000%, 6/01/13 FSA Insured ................................        Aaa/AAA               1,055,830
                                                                                                           ------------
                  Total Airport Revenue Bonds ..................................                             15,561,451
                                                                                                           ------------
               BASIC SERVICE REVENUE BONDS (16.3%)
               Apache Junction Water Utility District Revenue Bonds
     500,000        5.800%, 7/01/17 FSA Insured ................................        Aaa/AAA                 545,685
               Arizona School Facilities Board Revenue Bonds
   5,000,000        5.000%, 7/01/19 ............................................        Aaa/AAA               5,154,450
   4,500,000        5.250%, 7/01/20 ............................................        Aaa/AAA               4,721,220
               Arizona Transportation Board Revenue Bonds
   1,000,000        6.000%, 7/01/12 ............................................        Aa1/AAA               1,122,220
   1,000,000        6.250%, 7/01/16 (pre-refunded) .............................        Aa1/AAA               1,142,500
   3,000,000        5.250%, 7/01/16 ............................................        Aa1/AAA               3,194,610
   1,000,000        5.250%, 7/01/17 ............................................        Aa1/AAA               1,062,940
   3,615,000        5.250%, 7/01/20 ............................................        Aa1/AAA               3,784,797
   1,415,000        5.250%, 7/01/21 ............................................        Aa1/AAA               1,477,812
               Buckeye Excise Tax Revenue Bonds
     500,000        5.900%, 8/01/20 AMBAC Insured ..............................        Aaa/AAA                 555,520
               Casa Grande Excise Tax Revenue Bonds
     440,000        5.200%, 4/01/17 MBIA Insured ...............................        Aaa/NR                  460,830
   1,000,000        5.000%, 4/01/18 AMBAC Insured ..............................        Aaa/NR                1,047,030
   1,835,000        5.000%, 4/01/21 AMBAC Insured ..............................        Aaa/NR                1,887,591
               Chandler Street & Highway User Revenue Bonds
   1,000,000        5.400%, 7/01/13 MBIA Insured ...............................        Aaa/AAA               1,065,160
   1,000,000        5.500%, 7/01/16 ............................................        Aa3/A+                1,065,480
               BASIC SERVICE REVENUE BONDS (CONTINUED)
               Chandler Water & Sewer Revenue Bonds
$  3,755,000        5.000%, 7/01/13 ............................................        Aa3/AA             $  4,056,677
               Gilbert Water & Sewer Revenue Bonds
   2,500,000        6.500%, 7/01/12 FGIC Insured ...............................        Aaa/AAA               2,525,000
               Greater Arizona Development Authority Revenue Bonds
   1,165,000        5.600%, 8/01/16 MBIA Insured ...............................        Aaa/AAA               1,254,612
   2,000,000        5.000%, 8/01/28 MBIA Insured ...............................        A1/A                  1,924,120
               Mesa Street & Highway Revenue Bonds
   1,650,000        5.000%, 7/01/13 FSA Insured (pre-refunded) .................        Aaa/AAA               1,790,613
   1,000,000        5.000%, 7/01/13 FSA Insured ................................        Aaa/AAA               1,080,340
               Mesa Utility System Revenue Bonds
   2,275,000        5.125%, 7/01/18 FGIC Insured ...............................        Aaa/AAA               2,481,911
               Phoenix Civic Improvement Corp. Excise Tax
                  Revenue Bonds (Courthouse Project)
   1,000,000        5.250%, 7/01/18 ............................................        Aa2/AAA               1,055,380
   1,730,000        5.250%, 7/01/20 ............................................        Aa2/AAA               1,809,424
   2,500,000        5.250%, 7/01/24 ............................................        Aa2/AAA               2,563,150
               Phoenix Civic Improvement Corp. Wastewater
                  Revenue Bonds
   1,475,000        5.000%, 7/01/18 ............................................        Aa3/AA-               1,498,939
   1,500,000        5.500%, 7/01/24 FGIC Insured ...............................        Aaa/AAA               1,638,030
               Phoenix Street & Highway User Revenue Bonds
     645,000        6.250%, 7/01/11 ............................................        A1/A+                   646,703
     395,000        6.250%, 7/01/11 MBIA Insured ...............................        Aaa/AAA                 396,043
   2,550,000        zero coupon, 7/01/13 FGIC Insured ..........................        Aaa/AAA               1,732,190
               Scottsdale Preserve Authority Excise Tax Revenue Bonds
   1,990,000        5.625%, 7/01/18 FGIC Insured (pre-refunded) ................        Aaa/AAA               2,088,644
   1,185,000        5.250%, 7/01/18 ............................................        Aa3/AA-               1,253,043
   1,255,000        5.250%, 7/01/19 ............................................        Aa3/AA-               1,316,244
               Sedona Excise Tax Revenue Bonds
   1,900,000        5.000%, 7/01/12 MBIA Insured ...............................        Aaa/AAA               2,053,064
               Sedona Sewer Revenue Bonds
   1,055,000        7.000%, 7/01/12 ............................................        NR/A                  1,065,550
               Tempe Excise Tax Revenue Bonds
   1,225,000        5.250%, 7/01/19 ............................................        Aa2/AA+               1,298,794
               Tucson Water System Revenue Bonds
$  3,220,000        5.000%, 7/01/14 FGIC Insured ...............................        Aaa/AAA            $  3,469,196
   2,200,000        5.500%, 7/01/18 FGIC Insured ...............................        Aaa/AAA               2,416,018
                                                                                                           ------------
                  Total Basic Service Revenue Bonds ............................                             69,701,530
                                                                                                           ------------
               HOSPITAL REVENUE BONDS (9.6%)
               Arizona Health Facilities (Northern Arizona
                  Healthcare System)
   1,000,000        5.250%, 10/01/16 AMBAC Insured .............................        Aaa/AAA               1,043,080
               Arizona Health Facilities (Phoenix Children's Hospital)
     650,000        5.200%, 11/15/07 ...........................................        Ba2/NR                  643,656
   1,000,000        5.375%, 2/15/18 ............................................        Ba2/NR                  889,380
   1,250,000        6.250%, 11/15/29 ...........................................        Ba2/NR                1,150,400
               Arizona Health Facilities (Samaritan Health)
   2,840,000        5.625%, 12/01/15 MBIA Insured ..............................        Aaa/AAA               3,125,306
               Chandler Industrial Development Authority
                  (Ahwatukee Medical Facility)
     900,000        7.000%, 7/01/22 (pre-refunded) .............................        NR/NR*                1,028,322
               Maricopa Co. Hospital Revenue (Sun Health)
   2,500,000        6.125%, 4/01/18 ............................................        Baa1/BBB              2,577,775
               Maricopa Co. Industrial Development Authority
                  (Catholic Health West-St. Joseph's Hospital)
   1,145,000        5.000%, 7/01/21 ............................................        Baa1/BBB+             1,103,104
   2,500,000        5.375%, 7/01/23 ............................................        Baa1/BBB+             2,440,425
               Maricopa Co. Industrial Development Authority
                  (Mercy Health Care System-St. Joseph's Hospital)
     630,000        7.750%, 11/01/10 ...........................................        NR/AAA                  722,194
               Mesa Industrial Development Authority
                  (Discovery Health)
     285,000        5.625%, 1/01/19 MBIA Insured ...............................        Aaa/AAA                 305,104
   1,250,000        5.750%, 1/01/25 MBIA Insured ...............................        Aaa/AAA               1,307,012
   4,760,000        5.625%, 1/01/29 MBIA Insured ...............................        Aaa/AAA               4,896,517
               Mohave Co. Industrial Development Authority
                  (Baptist Hospital)
   1,150,000        5.700%, 9/01/15 MBIA Insured (pre-refunded) ................        Aaa/AAA               1,255,823
               Phoenix Industrial Development Authority (John C.
                  Lincoln Hospital)
$  1,270,000        5.500%, 12/01/13 FSA Insured ...............................        Aaa/AAA            $  1,363,421
               Pima Co. Industrial Development Authority
                  (Healthpartners)
   1,000,000        5.625%, 4/01/14 MBIA Insured ...............................        Aaa/AAA               1,082,150
               Pima Co. Industrial Development Authority (Tucson
                  Medical Center)
   1,000,000        5.000%, 4/01/15 MBIA Insured ...............................        Aaa/AAA               1,023,780
               Scottsdale Industrial Development Authority
                  (Scottsdale Healthcare System)
     530,000        6.500%, 9/01/06 AMBAC Insured ..............................        Aaa/AAA                 575,538
   2,000,000        5.500%, 9/01/12 AMBAC Insured ..............................        Aaa/AAA               2,218,600
   1,770,000        6.125%, 9/01/17 AMBAC Insured ..............................        Aaa/AAA               1,948,150
   5,300,000        5.800%, 12/01/31 ...........................................        A3/BBB+               5,331,164
               Yavapai Co. Industrial Development Authority
                  (Yavapai Regional Medical Center)
   1,130,000        5.125%, 12/01/13 FSA Insured ...............................        Aaa/AAA               1,186,850
               Yuma Co. Industrial Development Authority (Yuma
                  Regional Medical Center)
     500,000        5.850%, 8/01/08 MBIA Insured ...............................        Aaa/AAA                 553,385
     250,000        5.500%, 8/01/17 MBIA Insured ...............................        Aaa/AAA                 264,183
   1,320,000        5.500%, 8/01/18 FSA Insured ................................        Aaa/AAA               1,412,902
   1,500,000        5.500%, 8/01/19 FSA Insured ................................        Aaa/AAA               1,597,380
                                                                                                           ------------
                  Total Hospital Revenue Bonds .................................                             41,045,601
                                                                                                           ------------
               LEASE REVENUE BONDS (12.1%)
               State of Arizona Certificates of Participation Lease
                  Revenue Bonds
   2,000,000        5.500%, 9/01/10 FSA Insured ................................        Aaa/AAA               2,220,760
               Arizona Municipal Finance Program No.1
   1,430,000        6.000%, 8/01/17 AMBAC Insured ..............................        Aaa/AAA               1,434,590
               Arizona Municipal Finance Program No. 20
   1,300,000        7.700%, 8/01/10 MBIA Insured ...............................        Aaa/AAA               1,547,754
               Arizona School Facilities Board Certificates of
                  Participation
   3,250,000        5.250%, 9/01/17 MBIA Insured ...............................        Aaa/AAA               3,454,035
               Arizona State University Certificates of Participation
                  Lease Revenue Bonds
$  2,000,000        5.375%, 7/01/19 MBIA Insured ...............................        Aaa/AAA            $  2,132,880
               Bullhead City Municipal Property Corp. Lease
                  Revenue Bonds
     400,000        5.200%, 7/01/09 MBIA Insured ...............................        Aaa/AAA                 427,132
               Cave Creek Certificates of Participation Lease
                  Revenue Bonds
     365,000        5.750%, 7/01/19 ............................................        NR/BBB-                 373,946
               Cochise Co. Certificates of Participation Lease
                  Revenue Bonds
     710,000        5.000%, 8/01/13 AMBAC Insured ..............................        Aaa/AAA                 767,467
               Fountain Hills Municipal Property Corp. Lease
                  Revenue Bonds
     650,000        5.125%, 7/01/21 FGIC Insured ...............................        Aaa/NR                  666,653
               Gilbert Municipal Property Corp. Lease Revenue Bonds
   1,000,000        4.900%, 7/01/21 AMBAC Insured ..............................        Aaa/AAA               1,014,510
               Green Valley Municipal Property Corp. Lease
                  Revenue Bonds
   1,250,000        5.250%, 7/01/33 ............................................        NR/BBB                1,152,412
               Maricopa Co. Stadium District Revenue Bonds
     500,000        5.250%, 6/01/12 AMBAC Insured ..............................        Aaa/NR                  550,150
               Mohave Co. Correctional Facilities Lease
                  Revenue Bonds
   1,000,000        5.000%, 4/01/14 XLCA Insured ...............................        NR/AAA                1,047,030
               Navajo Co. Municipal Property Corp. Lease
                  Revenue Bonds
   1,000,000        6.250%, 7/01/20 ACA Insured ................................        NR/A                  1,044,530
               Oro Valley Municipal Property Corp. Lease
                  Revenue Bonds
   1,000,000        5.200%, 7/01/10 MBIA Insured ...............................        Aaa/AAA               1,094,480
   1,150,000        5.550%, 7/01/17 MBIA Insured (pre-refunded) ................        Aaa/AAA               1,277,868
   1,850,000        5.375%, 7/01/26 MBIA Insured ...............................        Aaa/AAA               1,891,255
               Phoenix Civic Improvement Corp. Excise Tax
                  Revenue Bonds
$  2,320,000        5.750%, 7/01/14 FGIC Insured ...............................        Aaa/AAA            $  2,566,871
   1,000,000        5.000%, 7/01/20 FGIC Insured ...............................        Aaa/AAA               1,026,670
               Phoenix Civic Plaza Building Revenue Bonds
   1,500,000        6.000%, 7/01/14 ............................................        Aa2/AA+               1,574,670
               Phoenix Industrial Development Authority (Capital
                  Mall Project)
   1,000,000        5.200%, 9/15/16 AMBAC Insured ..............................        Aaa/AAA               1,052,290
   2,130,000        5.250%, 9/15/17 AMBAC Insured ..............................        Aaa/AAA               2,248,321
   2,000,000        5.375%, 9/15/22 AMBAC Insured ..............................        Aaa/AAA               2,103,440
               Pinal Co. Certificates of Participation Lease
                  Revenue Bonds
   2,000,000        5.125%, 6/01/21 AMBAC Insured ..............................        Aaa/AAA               2,064,800
               Prescott Municipal Property Corp. Lease
                  Revenue Bonds
     735,000        3.750%, 1/01/18 AMBAC Insured ..............................        Aaa/NR                  673,032
               Salt River Project Certificates of Participation Lease
                  Revenue Bonds
   2,700,000        5.000%, 12/01/18 MBIA Insured ..............................        Aaa/AAA               2,802,465
               Sierra Vista Municipal Property Corp. Lease
                  Revenue Bonds
   1,265,000        5.000%, 1/01/18 AMBAC Insured ..............................        Aaa/AAA               1,308,592
   1,225,000        5.000%, 1/01/18 AMBAC Insured ..............................        Aaa/AAA               1,259,643
     700,000        5.125%, 1/01/21 AMBAC Insured ..............................        Aaa/AAA                 716,730
               Surprise Municipal Property Corp. Lease
                  Revenue Bonds
   3,000,000        6.000%, 7/01/12 AMBAC Insured (pre-refunded) ...............        Aaa/AAA               3,418,830
   2,500,000        5.700%, 7/01/20 AMBAC Insured (pre-refunded) ...............        Aaa/AAA               2,814,650
               University of Arizona Certificates of Participation
                  Lease Revenue Bonds
   1,000,000        5.650%, 9/01/09 FSA Insured (pre-refunded) .................        Aaa/AAA               1,026,790
   1,000,000        5.000%, 6/01/14 AMBAC Insured ..............................        Aaa/AAA               1,063,660
     410,000        5.750%, 6/01/19 AMBAC Insured ..............................        Aaa/AAA                 446,588
     500,000        5.125%, 6/01/22 AMBAC Insured ..............................        Aaa/AAA                 513,540
               Yuma Municipal Property Corp. Lease Revenue Bonds
$  1,000,000        5.000%, 7/01/16 AMBAC Insured ..............................        Aaa/NR             $  1,057,060
                                                                                                           ------------
                  Total Lease Revenue Bonds ....................................                             51,836,094
                                                                                                           ------------
               MORTGAGE REVENUE BONDS (7.2%)
               Arizona Capital Facilities Finance Corp. Arizona
                  State Student Housing
   1,000,000        6.125%, 9/01/20 ............................................        Baa3/NR               1,044,870
               Maricopa Co. Industrial Development Authority
                  Multi Family Mortgage Revenue Bonds
                  (Advantage Point Project)
   1,000,000        6.500%, 7/01/16 ............................................        NR/AAA                1,097,100
               Maricopa Co. Industrial Development Authority
                  Multi Family Mortgage Revenue Bonds (National
                  Health Project)
   1,300,000        5.500%, 1/01/18 FSA Insured ................................        Aaa/AAA               1,392,248
               Maricopa Co. Industrial Development Authority
                  Multi Family Mortgage Revenue Bonds (Pine Ridge)
   1,000,000        6.000%, 10/20/31 ...........................................        NR/AAA                1,050,530
               Maricopa Co. Industrial Development Authority
                  Multi Family Mortgage Revenue Bonds
                  (Syl Mar Project)
   1,125,000        5.650%, 4/20/21 AMT ........................................        Aaa/NR                1,167,570
               Maricopa Co. Industrial Development Authority
                  Single Family Mortgage Revenue Bonds
   3,150,000        zero coupon, 12/31/14 ......................................        Aaa/AAA               1,951,204
   4,485,000        zero coupon, 2/01/16 .......................................        Aaa/AAA               2,599,596
   3,565,000        zero coupon, 12/31/16 ......................................        Aaa/AAA               1,978,967
               Mohave Co. Industrial Development Authority
                  (Chris Ridge Village)
     355,000        6.250%, 11/01/16 ...........................................        NR/AAA                  378,118
               Peoria Industrial Development Authority (Casa Del Rio)
   2,500,000        7.300%, 2/20/28 ............................................



NR/AAA                2,598,775
               Phoenix Industrial Development Authority Single
                  Family Mortgage Revenue
$    170,000        6.300%, 12/01/12 AMT .......................................        NR/AAA             $    175,229
   1,770,000        zero coupon, 12/01/14 ......................................        Aaa/AAA               1,111,825
     180,000        5.875%, 6/01/16 ............................................        NR/AAA                  183,136
   1,095,000        5.300%, 4/01/20 AMT ........................................        NR/AAA                1,105,862
     350,000        5.350%, 6/01/20 AMT ........................................        NR/AAA                  354,039
               Pima Co. Industrial Development Authority Single
                  Family Mortgage Revenue
     325,000        6.500%, 2/01/17 ............................................        A2/NR                   329,475
     295,000        7.100%, 11/01/29 AMT .......................................        NR/AAA                  311,691
      80,000        6.100%, 5/01/31 AMT ........................................        NR/AAA                   82,139
               Scottsdale Industrial Development Authority
                  (Westminster Village)
   1,185,000        7.700%, 6/01/06 ............................................        NR/NR*                1,272,299
               South Campus Project Arizona State University
                  Student Housing
   1,205,000        5.625%, 9/01/28 MBIA Insured ...............................        Aaa/AAA               1,280,602
               Southern Arizona Capital Facilities Finance Corp.
                  University of Arizona Student Housing
   1,500,000        5.100%, 9/01/33 MBIA insured ...............................        Aaa/AAA               1,503,870
               Tempe Industrial Development Authority
                  (Friendship Village)
   1,500,000        6.500%, 12/01/08 ...........................................        NR/NR*                1,505,550
               Tucson & Pima Co. Single Family Mortgage
                  Revenue Bonds
   4,960,000        zero coupon, 12/01/14 ......................................        Aaa/AAA               3,099,851
               Yuma Industrial Development Authority Multi Family
                  Mortgage Revenue Bonds (Rio Santa Fe)
   3,000,000        6.100%, 9/20/34 AMT ........................................        NR/AAA                3,238,950
                                                                                                           ------------
                  Total Mortgage Revenue Bonds .................................                             30,813,496
                                                                                                           ------------
               POLLUTION CONTROL REVENUE BONDS (0.8%)
               Casa Grande Industrial Development Authority
                  (Frito Lay) Revenue Bonds
     250,000        6.650%, 12/01/14 ...........................................        A1/NR                   255,722
               Greenlee Co. Pollution Control (Phelps Dodge)
                  Revenue Bonds
$  3,100,000        5.450%, 6/01/09 ............................................        Baa3/BBB-          $  3,140,579
                                                                                                           ------------
                  Total Pollution Control Revenue Bonds ........................                              3,396,301
                                                                                                           ------------
               UNIVERSITY REVENUE BONDS (8.5%)
               Arizona Board of Regents-Arizona State University
                  System Revenue Bonds
   1,285,000        5.500%, 7/01/14 FGIC Insured ...............................        Aaa/AAA               1,424,911
   4,000,000        5.250%, 7/01/15 FSA Insured ................................        Aaa/AAA               4,350,880
     735,000        5.850%, 7/01/18 FGIC Insured ...............................        Aaa/AAA                 814,946
               Arizona Board of Regents-Northern Arizona
                  University System Revenue Bonds
   3,000,000        5.200%, 6/01/13 FGIC Insured ...............................        Aaa/AAA               3,138,660
   1,000,000        5.000%, 6/01/15 FGIC Insured ...............................        Aaa/AAA               1,031,750
   1,200,000        5.500%, 6/01/34 FGIC Insured ...............................        Aaa/AAA               1,250,160
               Arizona Board of Regents-University of Arizona
                  System Revenue Bonds
   1,000,000        6.000%, 6/01/09 ............................................        Aa3/AA                1,125,120
   1,125,000        6.000%, 6/01/11 ............................................        Aa3/AA                1,286,460
   1,000,000        5.250%, 6/01/14 FSA Insured ................................        Aaa/AAA               1,050,250
   1,000,000        5.500%, 6/01/16 FGIC Insured ...............................        Aaa/AAA               1,079,250
   2,385,000        5.000%, 6/01/21 FGIC Insured ...............................        Aaa/AAA               2,448,680
     750,000        5.800%, 6/01/24 FGIC Insured ...............................        Aaa/AAA                 807,810
               Arizona Educational Loan Marketing Corp.
     500,000        6.625%, 9/01/05 AMT ........................................        A2/NR                   502,985
   1,720,000        5.700%, 12/01/08 AMT .......................................        Aa2/NR                1,747,744
               Arizona Student Loan Revenue
     500,000        6.600%, 5/01/10 AMT ........................................        Aa1/NR                  512,300
   1,000,000        5.875%, 5/01/18 AMT ........................................        Aaa/NR                1,040,570
   1,000,000        5.900%, 5/01/19 AMT ........................................        Aaa/NR                1,037,150
   1,000,000        6.150%, 5/01/29 AMT ........................................        A2/NR                 1,034,380
               Glendale Industrial Development Authority
                  (American Graduate School)
   2,100,000        5.625%, 7/01/20 AMBAC Insured ..............................        NR/AAA                2,226,609
               Glendale Industrial Development Authority
                  (Midwestern University)
$    550,000        5.250%, 5/15/13 ++ .........................................        NR/A-              $    582,720
   1,010,000        5.250%, 5/15/14 ++ .........................................        NR/A-                 1,064,782
     500,000        5.750%, 5/15/21 ............................................        NR/A-                   526,410
   2,250,000        5.375%, 5/15/28 ............................................        NR/A-                 2,218,590
   1,000,000        5.875%, 5/15/31 ............................................        NR/A-                 1,022,950
               Mohave Co. Community College District
                  Revenue Bonds
     470,000        4.850%, 3/01/15 AMBAC Insured ..............................        Aaa/AAA                 485,684
               Pinal Co. Community College District Revenue Bonds
   1,055,000        5.100%, 7/01/14 AMBAC Insured ..............................        Aaa/NR                1,154,518
     800,000        4.000%, 7/01/16 AMBAC Insured ..............................        Aaa/NR                  779,160
               Yavapai Co. Community College District
                  Revenue Bonds
     500,000        6.000%, 7/01/12 ............................................        NR/BBB+                 506,680
                                                                                                           ------------
                  Total University Revenue Bonds ...............................                             36,252,109
                                                                                                           ------------
               UTILITY REVENUE BONDS (11.3%)
               Arizona Power Authority (Hoover Dam Project)
                  Revenue Bonds
   1,500,000        5.250%, 10/01/15 ...........................................        Aa2/AA                1,635,615
   4,905,000        5.250%, 10/01/16 ...........................................        Aa2/AA                5,334,678
   1,220,000        5.250%, 10/01/17 ...........................................        Aa2/AA                1,328,238
               Arizona Wastewater Management Authority
                  Revenue Bonds
   1,940,000        5.600%, 7/01/12 AMBAC Insured ..............................        Aaa/AAA               2,092,348
   1,240,000        5.625%, 7/01/15 AMBAC Insured (pre-refunded) ...............        Aaa/AAA               1,350,682
               Arizona Water Infrastructure Finance Authority
                  Revenue Bonds
   1,465,000        5.750%, 10/01/11 ...........................................        Aaa/NR                1,646,308
   2,500,000        5.375%, 10/01/16 ...........................................        Aaa/NR                2,795,525
   1,660,000        5.000%, 7/01/17 MBIA Insured (pre-refunded) ................        Aaa/AAA               1,795,522
   2,000,000        5.500%, 10/01/17 ...........................................        Aaa/NR                2,167,440
     650,000        5.000%, 10/01/22 ...........................................        Aaa/AAA                 665,125
               Central Arizona Water Conservation District
                  Revenue Bonds
$  1,500,000        5.500%, 11/01/09 ...........................................        A1/AA-             $  1,658,175
   2,395,000        5.500%, 11/01/10 ...........................................        A1/AA-                2,652,870
               Maricopa Co. Industrial Development Authority
                  (Citizens Communications)
   3,450,000        6.200%, 5/01/30 AMT ........................................        NR/BBB                3,358,747
               Mohave Co. Industrial Development Authority
                  (Citizens Communications)
     500,000        4.750%, 8/01/20 putable 8/01/07 ............................        NR/BBB                  508,155
               Pima Co. Industrial Development Authority (Tucson
                  Electric), Revenue Bonds
   1,580,000        7.250%, 7/15/10 FSA Insured ................................        Aaa/AAA               1,616,419
               Salt River Project Agricultural Improvement and
                  Power Revenue Bonds
   2,000,000        5.500%, 1/01/10 ............................................        Aa2/AA                2,215,960
   1,000,000        5.000%, 1/01/12 ............................................        Aa2/AA                1,082,960
   2,000,000        5.250%, 1/01/13 ............................................        Aa2/AA                2,191,540
   2,000,000        5.250%, 1/01/15 ............................................        Aa2/AA                2,157,700
   1,000,000        5.000%, 1/01/15 ............................................        Aa2/AA                1,061,740
   1,000,000        5.250%, 1/01/18 ............................................        Aa2/AA                1,064,020
   3,000,000        5.250%, 1/01/19 ............................................        Aa2/AA                3,172,410
   1,480,000        5.000%, 1/01/20 ............................................        Aa2/AA                1,514,884
   3,060,000        5.000%, 1/01/20 (pre-refunded) .............................        Aa2/AA                3,308,809
                                                                                                           ------------
                  Total Utility Revenue Bonds ..................................                             48,375,870
                                                                                                           ------------
                    Total Revenue Bonds ........................................                            296,982,452
                                                                                                           ------------
               U.S. TERRITORIAL BONDS (3.8%)
               Puerto Rico General Obligation Bonds
   1,000,000        zero coupon, 7/01/14 .......................................        Baa1/A-                 638,710
   2,295,000        5.250%, 7/01/18 ............................................        Baa1/A-               2,440,273
   5,000,000        5.400%, 7/01/25 (pre-refunded) + ...........................        Baa1/A-               5,400,450
   1,000,000        5.375%, 7/01/25 (pre-refunded) .............................        Baa1/A-               1,080,730
   1,850,000        5.000%, 7/01/31 putable 7/01/12 MBIA Insured ...............        Aaa/AAA               1,991,118
               Puerto Rico Highway & Transportation Revenue Bonds
$  2,000,000        5.750%, 7/01/19 ............................................        Baa2/A-            $   2,198,620
   2,000,000        5.500%, 7/01/19 FSA Insured ................................        Aaa/AAA                2,237,200
                    Total U.S. Territorial Bonds ...............................                              15,987,101

                  Total Investments (cost $412,534,455**) .............   100.7%                             430,045,800
                  Other assets less liabilities .......................    (0.7)                              (3,163,648)
                                                                          -----                            -------------
                  Net Assets ..........................................   100.0%                           $ 426,882,152
                                                                          =====                            =============

            * Any security not rated (NR) by either credit rating service has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

            **    See note 4.

            + These securities are pledged as collateral for the Trust's when-issued commitments.

            ++    Security traded on a "when-issued" basis.

                       PORTFOLIO ABBREVIATIONS:
                       ------------------------
            ACA      - ACA Financial Guaranty Corp.
            AMBAC    - American Municipal Bond Assurance Corp.
            AMT      - Alternative Minimum Tax
            FGIC     - Financial Guaranty Insurance Co.
            FSA      - Financial Security Assurance
            MBIA     - Municipal Bond Investors Assurance
            XLCA     - XL Capital Assurance

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            TAX-FREE TRUST OF ARIZONA
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2004
--------------------------------------------------------------------------------

ASSETS
   Investments at value (cost $412,534,455) .............................................................            $ 430,045,800
   Cash .................................................................................................                1,926,877
   Interest receivable ..................................................................................                8,334,398
   Receivable for Trust shares sold .....................................................................                  347,782
   Receivable for investment securities sold ............................................................                   35,479
   Other assets .........................................................................................                   28,534
                                                                                                                     -------------
   Total assets .........................................................................................              440,718,870
                                                                                                                     -------------
LIABILITIES
   Payable for investment securities purchased ..........................................................               11,274,225
   Payable for Trust shares redeemed ....................................................................                1,778,414
   Dividends payable ....................................................................................                  378,841
   Management fee payable ...............................................................................                  140,947
   Distribution fees payable ............................................................................                  131,556
   Accrued expenses .....................................................................................                  132,735
                                                                                                                     -------------
   Total liabilities ....................................................................................               13,836,718
                                                                                                                     -------------
NET ASSETS ..............................................................................................            $ 426,882,152
                                                                                                                     =============

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ...................            $     401,141
   Additional paid-in capital ...........................................................................              408,828,867
   Net unrealized appreciation on investments (note 4) ..................................................               17,511,345
   Accumulated net realized gain on investments .........................................................                  173,836
   Distributions in excess of net investment income .....................................................                  (33,037)
                                                                                                                     -------------
                                                                                                                     $ 426,882,152
                                                                                                                     =============
CLASS A
   Net Assets ...........................................................................................            $ 413,915,824
                                                                                                                     =============
   Capital shares outstanding ...........................................................................               38,896,243
                                                                                                                     =============
   Net asset value and redemption price per share .......................................................            $       10.64
                                                                                                                     =============
   Offering price per share (100/96 of $10.64 adjusted to nearest cent) .................................            $       11.08
                                                                                                                     =============
CLASS C
   Net Assets ...........................................................................................            $  11,325,889
                                                                                                                     =============
   Capital shares outstanding ...........................................................................                1,064,049
                                                                                                                     =============
   Net asset value and offering price per share .........................................................            $       10.64
                                                                                                                     =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ........................................................            $       10.64*
                                                                                                                     =============
CLASS Y
   Net Assets ...........................................................................................            $   1,640,439
                                                                                                                     =============
   Capital shares outstanding ...........................................................................                  153,767
                                                                                                                     =============
   Net asset value, offering and redemption price per share .............................................            $       10.67
                                                                                                                     =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            TAX-FREE TRUST OF ARIZONA
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:

     Interest income ....................................................                         $ 21,695,609

Expenses:

     Management fee (note 3) ............................................     $  1,835,823
     Distribution and service fees (note 3) .............................          780,620
     Transfer and shareholder servicing agent fees ......................          232,336
     Trustees' fees and expenses ........................................          112,482
     Legal fees .........................................................           85,579
     Shareholders' reports and proxy statements .........................           82,877
     Custodian fees .....................................................           44,389
     Auditing and tax fees ..............................................           31,650
     Registration fees and dues .........................................           28,968
     Miscellaneous ......................................................           90,621
                                                                              ------------
     Total expenses .....................................................        3,325,345

     Expenses paid indirectly (note 6) ..................................           (6,056)
                                                                              ------------
     Net expenses .......................................................                            3,319,289
                                                                                                  ------------
     Net investment income ..............................................                           18,376,320

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions ..............          196,412
     Change in unrealized appreciation on investments ...................      (19,553,890)
                                                                              ------------
     Net realized and unrealized gain (loss) on investments .............                          (19,357,478)
                                                                                                  ------------
     Net change in net assets resulting from operations .................                         $   (981,158)
                                                                                                  ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            TAX-FREE TRUST OF ARIZONA
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED            YEAR ENDED
                                                                                   JUNE 30, 2004         JUNE 30, 2003
                                                                                   -------------         -------------
OPERATIONS:
   Net investment income .................................................         $  18,376,320         $  19,243,696
   Net realized gain (loss) from securities transactions .................               196,412             1,911,685
   Change in unrealized appreciation on investments ......................           (19,553,890)           16,246,317
                                                                                   -------------         -------------
      Change in net assets resulting from operations .....................              (981,158)           37,401,698
                                                                                   -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 10):
   Class A Shares:
   Net investment income .................................................           (17,849,630)          (18,746,510)

   Class C Shares:
   Net investment income .................................................              (358,152)             (320,657)

   Class Y Shares:
   Net investment income .................................................              (117,523)             (140,758)
                                                                                   -------------         -------------
      Change in net assets from distributions ............................           (18,325,305)          (19,207,925)
                                                                                   -------------         -------------
CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold .............................................            53,331,217            63,178,714
   Reinvested dividends and distributions ................................            10,159,967            10,556,045
   Cost of shares redeemed ...............................................          (103,703,603)          (49,705,590)
                                                                                   -------------         -------------
      Change in net assets from capital share transactions ...............           (40,212,419)           24,029,169
                                                                                   -------------         -------------
      Change in net assets ...............................................           (59,518,882)           42,222,942

NET ASSETS:
   Beginning of period ...................................................           486,401,034           444,178,092
                                                                                   -------------         -------------
   End of period* ........................................................         $ 426,882,152         $ 486,401,034
                                                                                   =============         =============

   *Includes distributions in excess of net investment income of: ........         $     (33,037)        $     (84,052)
                                                                                   =============         =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            TAX-FREE TRUST OF ARIZONA
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION

      Tax-Free Trust of Arizona (the "Trust"), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business trust and commenced operations on March 13, 1986. The Trust is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATION: All income, expenses (other than class-specific expenses), and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly owned subsidiary of Aquila Management Corporation, the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Refer to Note 11 for Subsequent Event footnote. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Trust's net assets.

     Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Refer to Note 11 for Subsequent Event footnote. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, maintains the Trust's accounting books and records, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Trust's net assets.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information. Refer to Note 11 for Subsequent Event footnote.

b) DISTRIBUTION AND SERVICE FEES:

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. ("the Distributor") including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended June 30, 2004, distribution fees on Class A Shares amounted to $667,184, of which the Distributor retained $29,158.

      Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's average net assets represented by Class C Shares and for the year ended June 30, 2004 amounted to $85,077. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's average net assets represented by Class C Shares and for the year ended June 30, 2004, amounted to $28,359. The total of these payments with respect to Class C Shares amounted to $113,436, of which the Distributor retained $17,880.

      Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Arizona, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2004, total commissions on sales of Class A Shares amounted to $1,046,383, of which the Distributor received $189,181.

c) OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 2004 the Trust incurred $81,551 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Trust for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Trust is a Partner of Hollyer Brady Barrett & Hines LLP.

      In addition, the Custodian, Bank One Trust Company, N.A. is an affiliate of the Sub-Adviser. Refer to Note 11 for Subsequent Event Footnote.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 2004,  purchases of securities and proceeds
from  the  sales  of  securities   aggregated   $68,819,972  and   $105,701,308,
respectively.

      At June 30, 2004, the aggregate tax cost for all securities was $412,259,385. At June 30, 2004, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $18,750,209 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $963,794 for a net unrealized appreciation of $17,786,415.

5. PORTFOLIO ORIENTATION

      Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers' ability to meet their obligations. The Trust is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Trust is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At June 30, 2004, the Trust had 3.8% of its net assets invested in seven such municipal issues.

6. EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                            JUNE 30, 2004                      JUNE 30, 2003
                                                  ------------------------------      ------------------------------
                                                      SHARES            AMOUNT            SHARES            AMOUNT
                                                      ------            ------            ------            ------
CLASS A SHARES:
   Proceeds from shares sold ...........             4,342,727      $ 47,311,038         5,131,516      $ 55,862,390
   Reinvested distributions ............               908,072         9,855,486           947,375        10,298,683
   Cost of shares redeemed .............            (8,891,693)      (95,911,045)       (4,338,152)      (47,224,851)
                                                  ------------      ------------      ------------      ------------
   Net change ..........................            (3,640,894)      (38,744,521)        1,740,739        18,936,222
                                                  ------------      ------------      ------------      ------------
CLASS C SHARES:
   Proceeds from shares sold ...........               449,864         4,919,203           455,033         4,962,982
   Reinvested distributions ............                22,594           245,258            19,555           212,688
   Cost of shares redeemed .............              (428,769)       (4,634,418)         (151,155)       (1,651,799)
                                                  ------------      ------------      ------------      ------------
   Net change ..........................                43,689           530,043           323,433         3,523,871
                                                  ------------      ------------      ------------      ------------
CLASS Y SHARES:
   Proceeds from shares sold ...........               102,282         1,100,976           217,068         2,353,342
   Reinvested distributions ............                 5,440            59,223             4,063            44,674
   Cost of shares redeemed .............              (294,600)       (3,158,140)          (75,661)         (828,940)
                                                  ------------      ------------      ------------      ------------
   Net change ..........................              (186,878)       (1,997,941)          145,470         1,569,076
                                                  ------------      ------------      ------------      ------------
Total transactions in Trust
   shares ..............................            (3,784,083)     $(40,212,419)        2,209,642      $ 24,029,169
                                                  ============      ============      ============      ============

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year ended June 30, 2004, there were eight Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Each Trustee's fee paid during the year was at the annual rate of $11,550 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended June 30, 2004, such reimbursements averaged approximately $5,413 per Trustee.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

      At June 30, 2004, the Trust utilized $22,576 of capital loss carryovers from the prior year and had no remaining carryovers.

      The tax character of distributions:

                                                  Year Ended June 30,
                                                2004                2003
                                            -----------        -----------
      Net tax-exempt income                 $18,316,192        $19,164,404
      Ordinary income                             9,113             43,521
                                            -----------        -----------
                                            $18,325,305        $19,207,925
                                            ===========        ===========

      As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

      Undistributed long term capital gain                     $   173,836
      Unrealized appreciation                                   17,786,415
      Undistributed tax-exempt income                               70,733
                                                               -----------
                                                               $18,030,984
                                                               ===========

      At June 30, 2004, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums.

11. SUBSEQUENT EVENT

      On  August  1,  2004,  under  a  mutually  acceptable   arrangement,   the
Sub-Advisory Agreement was terminated. Aquila Investment Management LLC has assumed the Trust's portfolio management responsibilities from Banc One Investment Advisors Corporation.

--------------------------------------------------------------------------------
                            TAX-FREE TRUST OF ARIZONA
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                CLASS A
                                                                   -------------------------------------------------------------

                                                                                          YEAR ENDED JUNE 30,
                                                                   -------------------------------------------------------------
                                                                     2004           2003         2002         2001        2000
                                                                   --------       --------     --------     --------    --------
Net asset value, beginning of period ..........................    $  11.08       $  10.65     $  10.49     $  10.17    $  10.51
                                                                   --------       --------     --------     --------    --------
Income from investment operations:
   Net investment income + ....................................        0.44           0.45         0.48         0.50        0.51
   Net gain (loss) on securities (both realized and unrealized)       (0.44)          0.43         0.17         0.33       (0.30)
                                                                   --------       --------     --------     --------    --------
   Total from investment operations ...........................        0.00           0.88         0.65         0.83        0.21
                                                                   --------       --------     --------     --------    --------
Less distributions (note 10):
   Dividends from net investment income .......................       (0.44)         (0.45)       (0.49)       (0.51)      (0.51)
   Distributions from capital gains ...........................          --             --           --           --       (0.04)
                                                                   --------       --------     --------     --------    --------
   Total distributions ........................................       (0.44)         (0.45)       (0.49)       (0.51)      (0.55)
                                                                   --------       --------     --------     --------    --------
Net asset value, end of period ................................    $  10.64       $  11.08     $  10.65     $  10.49    $  10.17
                                                                   ========       ========     ========     ========    ========

Total return (not reflecting sales charge) ....................       (0.04)%         8.41%        6.33%        8.31%       2.19%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...................    $413,915       $471,310     $434,667     $385,931    $358,154
   Ratio of expenses to average net assets ....................        0.70%          0.70%        0.69%        0.71%       0.70%
   Ratio of net investment income to average net assets .......        4.03%          4.13%        4.57%        4.78%       4.96%
   Portfolio turnover rate ....................................       15.08%         19.71%       23.47%       16.92%      21.35%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....................        0.70%          0.70%        0.68%        0.68%       0.69%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                                   --------------------------------------------------------

                                                                       YEAR ENDED JUNE 30,
                                                   --------------------------------------------------------
                                                     2004         2003        2002        2001        2000
                                                   -------      -------      ------      ------      ------
Net asset value, beginning of period ..........    $ 11.08      $ 10.66      $10.49      $10.18      $10.52
                                                   -------      -------      ------      ------      ------
Income from investment operations
   Net investment income + ....................       0.34         0.36        0.39        0.41        0.41
   Net gain (loss) on securities (both realized
      and unrealized) .........................      (0.44)        0.42        0.18        0.32       (0.28)
                                                   -------      -------      ------      ------      ------
   Total from investment operations ...........      (0.10)        0.78        0.57        0.73        0.13
                                                   -------      -------      ------      ------      ------
Less distributions (note 10):
   Dividends from net investment income .......      (0.34)       (0.36)      (0.40)      (0.42)      (0.43)
   Distributions from capital gains ...........         --           --          --          --       (0.04)
                                                   -------      -------      ------      ------      ------
   Total distributions ........................      (0.34)       (0.36)      (0.40)      (0.42)      (0.47)
                                                   -------      -------      ------      ------      ------
Net asset value, end of period ................    $ 10.64      $ 11.08      $10.66      $10.49      $10.18
                                                   =======      =======      ======      ======      ======

Total return (not reflecting sales charge) ....      (0.89)%       7.40%       5.53%       7.29%       1.33%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...    $11,325      $11,307      $7,427      $4,269      $2,920
   Ratio of expenses to average net assets ....       1.55%        1.55%       1.54%       1.55%       1.54%
   Ratio of net investment income to average
      net assets ..............................       3.17%        3.26%       3.69%       3.92%       4.09%
   Portfolio turnover rate ....................      15.08%       19.71%      23.47%      16.92%      21.35%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....       1.55%        1.55%       1.53%       1.53%       1.53%


                                                                             CLASS Y
                                                       ------------------------------------------------------

                                                                       YEAR ENDED JUNE 30,
                                                       ------------------------------------------------------
                                                        2004        2003        2002        2001        2000
                                                       ------      ------      ------      ------      ------
Net asset value, beginning of period ..........        $11.11      $10.68      $ 10.5      $10.20      $10.53
                                                       ------      ------      ------      ------      ------
Income from investment operations
   Net investment income + ....................          0.45        0.47        0.50        0.52        0.52
   Net gain (loss) on securities (both realized
      and unrealized) .........................         (0.44)       0.43        0.18        0.32       (0.28)
                                                       ------      ------      ------      ------      ------
   Total from investment operations ...........          0.01        0.90        0.68        0.84        0.24
                                                       ------      ------      ------      ------      ------
Less distributions (note 10):
   Dividends from net investment income .......         (0.45)      (0.47)      (0.51)      (0.53)      (0.53)
   Distributions from capital gains ...........            --          --          --          --       (0.04)
                                                       ------      ------      ------      ------      ------
   Total distributions ........................         (0.45)      (0.47)      (0.51)      (0.53)      (0.57)
                                                       ------      ------      ------      ------      ------
Net asset value, end of period ................        $10.67      $11.11      $10.68      $10.51      $10.20
                                                       ======      ======      ======      ======      ======

Total return (not reflecting sales charge) ....          0.12%       8.56%       6.58%       8.35%       2.45%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...        $1,640      $3,784      $2,085      $1,679      $1,738
   Ratio of expenses to average net assets ....          0.56%       0.55%       0.54%       0.56%       0.55%
   Ratio of net investment income to average
      net assets ..............................          4.19%       4.25%       4.71%       4.94%       5.10%
   Portfolio turnover rate ....................         15.08%      19.71%      23.47%      16.92%      21.35%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....          0.55%       0.55%       0.53%       0.54%       0.54%

----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS      OTHER DIRECTORSHIPS
                           HELD WITH                                                      IN FUND        HELD BY TRUSTEE
NAME,                      TRUST AND          PRINCIPAL                                    COMPLEX       (THE POSITION HELD IS
ADDRESS(2)                 LENGTH OF          OCCUPATION(S)                               OVERSEEN       A DIRECTORSHIP UNLESS
AND DATE OF BIRTH          SERVICE(3)         DURING PAST 5 YEARS                        BY TRUSTEE      INDICATED OTHERWISE.)
-----------------          ----------         -------------------                        ----------      ---------------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann           Founder and        Founder, Chief Executive Officer and          11(5)        Director or trustee, Pimco
New York, NY               Chairman of        Chairman of the Board, Aquila                              Advisors VIT, Oppenheimer
(05/12/29)                 the Board of       Management Corporation, the sponsoring                     Quest Value Funds Group,
                           Trustees since     organization and parent of the Manager                     Oppenheimer Small Cap
                           1985               or Administrator and/or Adviser or                         Value Fund, Oppenheimer
                                              Sub-Adviser to each fund of the                            Midcap Fund, and
                                              Aquila(sm) Group of Funds,(6) Chairman                     Oppenheimer Rochester
                                              and Chief Executive Officer of the                         Group of Funds.
                                              Manager or Administrator and/or Adviser
                                              or Sub-Adviser to each since 2004, and
                                              Founder, Chairman of the Board of
                                              Trustees, Trustee and (currently or
                                              until 1998) President of each since its
                                              establishment, beginning in 1984,
                                              except Chairman of the Board of
                                              Trustees of Hawaiian Tax-Free Trust,
                                              Pacific Capital Cash Assets Trust,
                                              Pacific Capital Tax-Free Cash Assets
                                              Trust and Pacific Capital U.S.
                                              Government Securities Cash Assets Trust
                                              through 2003; Director of the
                                              Distributor since 1981 and formerly
                                              Vice President or Secretary, 1981-1998;
                                              Trustee Emeritus, Brown University and
                                              the Hopkins School; active in
                                              university, school and charitable
                                              organizations.

Arthur K. Carlson          Trustee since      Retired; formerly Senior Vice President       2            Advisory director of the
Paradise Valley, AZ        1987               and Manager, Trust Division of the                         Renaissance Companies
(01/08/22)                                    Valley National Bank of Arizona; past
                                              President, New York Society of Security
                                              Analysts; member, Phoenix Society of
                                              Security Analysts; former director,
                                              Financial Analysts Federation;
                                              director, Northern Arizona University
                                              Foundation; currently or formerly
                                              active with various other professional
                                              and community organizations.

                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS      OTHER DIRECTORSHIPS
                           HELD WITH                                                      IN FUND        HELD BY TRUSTEE
NAME,                      TRUST AND          PRINCIPAL                                    COMPLEX       (THE POSITION HELD IS
ADDRESS(2)                 LENGTH OF          OCCUPATION(S)                               OVERSEEN       A DIRECTORSHIP UNLESS
AND DATE OF BIRTH          SERVICE(3)         DURING PAST 5 YEARS                        BY TRUSTEE      INDICATED OTHERWISE.)
-----------------          ----------         -------------------                        ----------      ---------------------
Diana P. Herrmann          Trustee since      Vice Chair of Aquila Management               6            None
New York, NY               1994, President    Corporation, Founder of the Aquila(sm)
(02/25/58)                 since 1998,        Group of Funds and parent of Aquila
                           and Vice Chair     Investment Management LLC, Manager,
                           of the Board       since 2004, President and Chief
                           since 2003         Operating Officer since 1997, a
                                              Director since 1984, Secretary since
                                              1986 and previously its Executive Vice
                                              President, Senior Vice President or
                                              Vice President, 1986-1997; Vice Chair
                                              since 2004 and President, Chief
                                              Operating Officer and Manager of the
                                              Manager since 2003; Vice Chair,
                                              President, Executive Vice President or
                                              Senior Vice President of funds in the
                                              Aquila(sm) Group of Funds since 1986;
                                              Director of the Distributor since 1997;
                                              trustee, Reserve Money-Market Funds,
                                              1999-2000 and Reserve Private Equity
                                              Series, 1998-2000; Governor, Investment
                                              Company Institute and head of its Small
                                              Funds Committee since 2004; active in
                                              charitable and volunteer organizations.

NON-INTERESTED TRUSTEES

Thomas W. Courtney         Trustee since      President, Courtney Associates, Inc., a       5            Chairman of the Board of
Sewickley, PA              1986               venture capital firm, since 1988.                          Oppenheimer Quest Value
(08/17/33)                                                                                               Funds Group, Oppenheimer
                                                                                                         Small Cap Value Fund,
                                                                                                         Oppenheimer Midcap Fund,
                                                                                                         and Oppenheimer Rochester
                                                                                                         Group of Funds; Trustee of
                                                                                                         Pimco Advisors VIT.

William L. Ensign          Trustee since      Planning and Architectural Consultant         2            None
Annapolis, MD              1986               since 1997.
(12/14/28)

Grady Gammage, Jr.         Trustee since      Founding partner, Gammage & Burnham,          1            None
Phoenix, AZ                2001               PLC, a law firm, Phoenix, Arizona,
(10/01/51)                                    since 1983; director, Central Arizona
                                              Water Conservation District, since
                                              1995; director and Secretary, Arizona
                                              State University Foundation since 1998.

                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS      OTHER DIRECTORSHIPS
                           HELD WITH                                                      IN FUND        HELD BY TRUSTEE
NAME,                      TRUST AND          PRINCIPAL                                    COMPLEX       (THE POSITION HELD IS
ADDRESS(2)                 LENGTH OF          OCCUPATION(S)                               OVERSEEN       A DIRECTORSHIP UNLESS
AND DATE OF BIRTH          SERVICE(3)         DURING PAST 5 YEARS                        BY TRUSTEE      INDICATED OTHERWISE.)
-----------------          ----------         -------------------                        ----------      ---------------------
John C. Lucking            Trustee since      President, Econ-Linc, an economic             3            Director, Sanu Resources
Phoenix, AZ                1994               consulting firm, since 1995; formerly
(05/20/43)                                    Consulting Economist, Bank One Arizona
                                              and Chief Economist, Valley National
                                              Bank; member, Arizona's Joint
                                              Legislative Budget Committee Economic
                                              Advisory Panel and the Western Blue
                                              Chip Economic Forecast Panel; Board,
                                              Northern Arizona University Foundation
                                              since 1997; member, various historical,
                                              civic and economic associations.

Anne J. Mills              Trustee since      President, Loring Consulting Company          4            None
Scottsdale, AZ             1986               since 2001; Vice President for Business
(12/23/38)                                    Affairs, Ottawa University, 1992-2001;
                                              IBM Corporation, 1965-1991; Budget
                                              Review Officer, the American Baptist
                                              Churches/USA, 1994-1997; director, the
                                              American Baptist Foundation; Trustee,
                                              Ottawa University; and Trustee Emerita,
                                              Brown University.

OFFICERS

Charles E. Childs, III     Executive Vice     Executive Vice President of all funds         N/A          N/A
New York, NY               President since    in the Aquila(sm) Group of Funds and the
(04/01/57)                 2003               Manager since 2003; Senior Vice
                                              President, corporate development,
                                              formerly Vice President, Assistant Vice
                                              President and Associate of the
                                              Manager's parent since 1987; Senior
                                              Vice President, Vice President or
                                              Assistant Vice President of the Aquila
                                              Money-Market Funds, 1988-2003.

Todd W. Curtis             Senior Vice        Senior Vice President and Portfolio           N/A          N/A
Phoenix, AZ                President since    Manager, Tax-Free Trust of Arizona
(06/08/49)                 2004               since August 2004; Vice President and
                                              Portfolio Manager, Banc One Investment
                                              Advisors, Inc. and its predecessors,
                                              1981-2004.

Jerry G. McGrew            Senior Vice        President of the Distributor since            N/A          N/A
New York, NY               President since    1998, Registered Principal since 1993,
(06/18/44)                 2001               Senior Vice President, 1997-1998 and
                                              Vice President, 1993-1997; Senior Vice
                                              President, Aquila Rocky Mountain Equity
                                              Fund and five Aquila Bond Funds since
                                              1995; Vice President, Churchill Cash
                                              Reserves Trust, 1995-2001.

                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS      OTHER DIRECTORSHIPS
                           HELD WITH                                                      IN FUND        HELD BY TRUSTEE
NAME,                      TRUST AND          PRINCIPAL                                    COMPLEX       (THE POSITION HELD IS
ADDRESS(2)                 LENGTH OF          OCCUPATION(S)                               OVERSEEN       A DIRECTORSHIP UNLESS
AND DATE OF BIRTH          SERVICE(3)         DURING PAST 5 YEARS                        BY TRUSTEE      INDICATED OTHERWISE.)
-----------------          ----------         -------------------                        ----------      ---------------------
Alan R. Stockman           Senior Vice        Senior Vice President, Tax-Free Trust         N/A          N/A
Scottsdale, AZ             President since    of Arizona since 2001, Vice President,
(07/31/54)                 2001 and Vice      1999-2001; Vice President, Aquila Rocky
                           President          Mountain Equity Fund since 1999; Bank
                           1999-2001          One, Commercial Client Services
                                              representative, 1997-1999; Trader and
                                              Financial Consultant, National Bank of
                                              Arizona (Zions Investment Securities
                                              Inc.), Phoenix, Arizona 1996-1997.

Kimball L. Young           Senior Vice        Co-portfolio manager, Tax-Free Fund For       N/A          N/A
Salt Lake City, UT         President since    Utah since 2001; Co-founder, Lewis
(08/07/46)                 1999               Young Robertson & Burningham, Inc., a
                                              NASD licensed broker/dealer providing
                                              public finance services to Utah local
                                              governments, 1995-2001; Senior Vice
                                              President of two Aquila Bond Funds and
                                              Aquila Rocky Mountain Equity Fund;
                                              formerly Senior Vice President-Public
                                              Finance, Kemper Securities Inc., Salt
                                              Lake City, Utah.

Marie E. Aro               Vice President     Senior Vice President, Aquila Rocky           N/A          N/A
Denver, CO                 since 2004         Mountain Equity Fund, and Vice
(02/10/55)                                    President, Tax-Free Trust of Arizona,
                                              since 2004; Vice President, INVESCO
                                              Funds Group, 1998-2003; Vice President,
                                              Aquila Distributors, Inc., 1993-1997.

Joseph P. DiMaggio         Chief Financial    Chief Financial Officer of the                N/A          N/A
New York, NY               Officer since      Aquila(sm) Group of Funds since 2003
(11/06/56)                 2003 and           and Treasurer since 2000; Controller,
                           Treasurer since    Van Eck Global Funds, 1993-2000.
                           2000

Edward M. W. Hines         Secretary since    Partner, Hollyer Brady Barrett & Hines        N/A          N/A
New York, NY               1985               LLP, legal counsel to the Trust, since
(12/16/39)                                    1989; Secretary of the Aquilasm Group
                                              of Funds.

Robert W. Anderson         Chief Compliance   Chief Compliance Officer since 2004,          N/A          N/A
New York, NY               Officer since      Compliance Officer of the Manager or
(08/23/40)                 2004 and Assistant its predecessor and current parent
                           Secretary since    since 1998 and Assistant Secretary of
                           2000               the Aquila(sm) Group of Funds since 2000;
                                              Consultant, The Wadsworth Group,
                                              1995-1998.

                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS      OTHER DIRECTORSHIPS
                           HELD WITH                                                      IN FUND        HELD BY TRUSTEE
NAME,                      TRUST AND          PRINCIPAL                                    COMPLEX       (THE POSITION HELD IS
ADDRESS(2)                 LENGTH OF          OCCUPATION(S)                               OVERSEEN       A DIRECTORSHIP UNLESS
AND DATE OF BIRTH          SERVICE(3)         DURING PAST 5 YEARS                        BY TRUSTEE      INDICATED OTHERWISE.)
-----------------          ----------         -------------------                        ----------      ---------------------
John M. Herndon            Assistant           Assistant Secretary of the Aquila(sm)        N/A          N/A
New York, NY               Secretary           Group of Funds since 1995 and Vice
(12/17/39)                 since 1995          President of the three Aquila
                                               Money-Market Funds since 1990; Vice
                                               President of the Manager or its
                                               predecessor and current parent since
                                               1990.

Lori A. Vindigni           Assistant          Assistant Treasurer of the Aquila(sm)         N/A          N/A
New York, NY               Treasurer since    Group of Funds since 2000; Assistant
(11/02/66)                 2000               Vice President of the Manager or its
                                              predecessor and current parent since
                                              1998; Fund Accountant for the Aquila(sm)
                                              Group of Funds, 1995-1998.


(1)  The  Trust's  Statement  of  Additional   Information  includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Carlson is an interested person as a security holder of the Sub-Adviser's parent, BANC ONE CORPORATION. As of August 1, 2004, Mr. Carlson is no longer an interested Trustee.

(5) Does not include funds that are currently inactive.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquila(sm) Group of Funds."

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila(sm) Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Trust twice a year in the semi-annual and annual reports you receive. You should know, however, that we prepare, and have available, portfolio listings at the end of each quarter.

      Whenever you may be interested in seeing a listing of your Trust's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended June 30, 2004, $18,316,192 of dividends paid by Tax-Free Trust of Arizona, constituting 99.95% of total dividends paid during the fiscal year ended June 30, 2004, were exempt-interest dividends; and the balance was ordinary dividend income.

      Prior to January 31, 2004, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2003 CALENDAR YEAR.

      Prior to January 31, 2005, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of distributions paid for the 2004 CALENDAR YEAR.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD. The Trust does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2004 with respect to which the Trust was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                            TAX-FREE TRUST OF ARIZONA

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Trust we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to us, such as the Trust's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all nonpublic information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

FOUNDER
   AQUILA MANAGEMENT CORPORATION

MANAGER
   AQUILA INVESTMENT MANAGEMENT LLC
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Arthur K. Carlson
   Thomas W. Courtney
   William L. Ensign
   Grady Gammage, Jr.
   Diana P. Herrmann
   John C. Lucking
   Anne J. Mills

OFFICERS
   Diana P. Herrmann, Vice Chair and President
   Todd W. Curtis, Senior Vice President and
      Portfolio Manager
   Alan R. Stockman, Senior Vice President
   Kimball L. Young, Senior Vice President
   Joseph P. DiMaggio, Chief Financial Officer
      and Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   760 Moore Road
   King of Prussia, Pennsylvania 19406

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of June 30, 2004 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Fund's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Fund's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Fund's Code of Ethics that applies to the Fund's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Fund's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various areas, including the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees - The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,400 in 2004 and $26,600 in 2003.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years other than stated above.

c) Tax Fees - The Registrant was billed by the principal accountant $8,750 and $8,942 in 2004 and 2003, respectively, for tax return preparation, tax compliance and tax planning.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years.

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
		Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the fling of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(a)(1) (a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE TRUST OF ARIZONA

By:  /s/  Lacy B. Herrmann
---------------------------------
Chairman of the Board
September 6, 2004

By:  /s/  Diana P. Herrmann
---------------------------------
Vice Chair, Trustee and President
September 6, 2004


By:  /s/  Joseph P. DiMaggio
-----------------------------------
Chief Financial Officer and Treasurer
September 6, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/  Lacy B. Herrmann
---------------------------------
Lacy B. Herrmann
Chairman of the Board
September 6, 2004

By:  /s/  Diana P. Herrmann
---------------------------------
Diana P. Herrmann
Vice Chair, Trustee and President
September 6, 2004

By:  /s/  Joseph P. DiMaggio
-----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 6, 2004